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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements (File No. 333-16385, File No. 333-35937 and File No. 333-56171) on Form S-8.


                                          /s/ ARTHUR ANDERSEN LLP
                                          -------------------------
                                               ARTHUR ANDERSEN LLP

San Jose, California
March 10, 1999